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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                     ------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               LABRANCHE & CO INC.
             (Exact name of registrant as specified in its charter)


                Delaware                                         13-4064735
----------------------------------------                     -------------------
(State of incorporation or organization)                     (I.R.S. Employer
                                                             Identification No.)
One Exchange Plaza
New York, New York                                                  10006
----------------------------------------                     -------------------
(Address of principal executive offices)                          (Zip Code)


   If this form relates to the              If this form relates to the
   registration of a class of securities    registration of a class of
   pursuant to Section 12(b) of the         securities pursuant to Section 12(g)
   Exchange Act and is effective            of the Exchange Act and is effective
   pursuant to General Instruction          pursuant to General Instruction
   A.(c), please check the following        A.(d), please check the following
   box.  /X/                                box.  / /


SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS
FORM RELATES:   333-81079
             ----------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:


                     Common Stock, $.01 par value per share
                     --------------------------------------
                                (Title of Class)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:


                                 Not Applicable

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ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         A description of the Common Stock is set forth under the caption "Description of Capital Stock" as contained in the Prospectus forming part of Amendment No. 3 to the Registration Statement on Form S-1 filed under the Securities Act of 1933, as amended (the "Act"), with the Securities and Exchange Commission on August 16, 1999, Registration No. 333-81079 (the "Registration Statement") on behalf of LaBranche & Co Inc. (the "Registrant"), which is hereby incorporated herein by reference for all purposes.


ITEM 2.    EXHIBITS

         None.
















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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                           LABRANCHE & CO INC.



                           By: /s/ George M.L. LaBranche IV
                               ---------------------------------
                               George M.L. LaBranche IV
                               Chief Executive Officer and Chairman of the Board


Dated: August 16, 1999













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